Exhibit 10.14

AMENDMENT TO AMENDED AND RESTATED AGREEMENT

OF DECEMBER 31, 1998

THIS AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF DECEMBER 31, 1998 (“Amendment”) is effective as of January 29, 1999 by and between QVC, Inc., a Delaware corporation (“QVC”) and Dolphin Acquisition Corp., a California corporation (“Company”).

RECITALS

WHEREAS, QVC and Company are parties to an Amended and Restated Agreement dated as of December 31, 1998 (“Agreement”);

WHEREAS, Section 6 of the Agreement provides that the Company shall issue warrants to QVC or its affiliates to purchase shares of the Company’s Common Stock (“Warrants”), said Warrants to be issued in accordance with and subject to the terms in Exhibit C of the Agreement;

WHEREAS, QVC and the Company desire to amend the Agreement pursuant to the terms of this Amendment to extend the date by which certain of the Warrants must be issued.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.         Definitions. Terms not defined herein shall have the meaning set forth in the Agreement.

2.         Deadline for Issuance of the Signing Warrant. QVC and the Company hereby agree that the first sentence of Paragraph 1 of Exhibit C of the Agreement shall be amended in full as follows:

(1) Prior to February 10, 1999, the Company shall issue a Warrant (the “Signing Warrant”) to QVC to purchase 70,000 shares of Common Stock of the Company at $6.55 per share.

3          Miscellaneous. Except as specifically set forth herein, the terms of the Agreement shall remain unmodified. This Amendment shall be governed by and construed accordance with the internal substantive and procedural laws of the Commonwealth of Pennsylvania without regard to conflict of laws principles. This Amendment may be executed in counterpart, each of which shall be deemed an original, but together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

DOLPHIN ACQUISITION CORP.		QVC, INC.
d/b/a BARE ESCENTUALS

By:	/s/ John Hansen	By:	/s/

Name:	John Hansen	Name:

Title:	Chairman	Title: